EXHIBIT 99

JPST Reports Fiscal 1997 Results
Page 1
December 18, 1997






                                                CONTACT: David H. Taylor
                                                         Chief Financial Officer


                  JPS TEXTILE GROUP REPORTS FISCAL 1997 RESULTS
              -----------------------------------------------------

                 PRODUCES PRO FORMA NET INCOME OF $11.6 MILLION


GREENVILLE, SC (December 18, 1997) -- JPS Textile Group, Inc. (OTC: JPST) today announced pro forma results for the fourth quarter and fiscal year ended November 1, 1997.

         JPS completed a prepackaged plan of reorganization on October 9, 1997. The consummation of the plan resulted in, among other things, (i) the discharge of approximately $271.1 million in long-term debt, including accrued interest,
(ii) the issuance of 10 million shares of JPS's new common stock, (iii) the issuance of $34 million in aggregate principal amount (subject to adjustment on the maturity date) of contingent payment notes by JPS Capital (a wholly owned subsidiary), (iv) the cancellation of the old senior preferred stock, the old junior preferred stock and the old common stock, and (v) the issuance of warrants to purchase up to 5% of the new common stock. The financial statements for the period subsequent to the consummation of the reorganization (three weeks) were prepared under principles of fresh-start reporting for companies emerging from a plan of reorganization and are not comparable to prior periods. The Company believes that the most meaningful information is the pro forma financial statements which are included herein.

         For the 13-week quarter ended November 1, 1997, net sales increased to $117.2 million from $115.4 million for the 14-week fourth quarter ended November 2, 1996. Pro forma gross profit improved to 16.1% of sales in the 1997 fourth quarter from 13.0% in the prior year period. Pro forma net income was $4.3 million, or $0.43 per share, for the quarter compared with pro forma net income of $1.2 million, or $0.12 per share, for the same quarter last year. During the quarter, the Company sold its Dunean plant, recognizing a gain on the sale of approximately $574,000. This amount has been excluded from EBITDA (earnings before interest, taxes, depreciation and amortization) in the pro forma financial statements. Pro forma EBITDA was $11.6 million for the quarter compared with $7.2 million for the year earlier period.

         For the fiscal year ended November 1, 1997 (52 weeks), net sales were $418.4 million compared with $448.8 million for fiscal 1996 (53 weeks). Pro forma gross profit increased to 16.4% of sales in fiscal 1997 from 14.2% of sales in fiscal 1996. Pro forma net income for fiscal 1997 was $11.6 million, or $1.16 per share, compared with a pro forma net loss of $13.1 million, of $1.31 per share, for fiscal 1996. Pro forma EBITDA, which excludes certain non-cash items,

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JPST Reports Fiscal 1997 Results
Page 2
December 18, 1997


was $38.7 million for fiscal 1997 compared with $32.1 million for fiscal 1996.

         "We are pleased to report improved earnings for both the fourth quarter and fiscal 1997," said Jerry E. Hunter, chairman, president and chief executive officer of JPS. "The increased sales and improved operating results in the fourth quarter resulted from continued strong demand for the Company's industrial fabrics and products, particularly fiberglass fabrics and roofing membrane. For the full year, margin improvement was realized in all segments and was driven by productivity improvements and our exit from certain unprofitable products lines, including the sale of the Company's rubber products division in fiscal 1996 and the closure of the Company's Dunean plant, also in fiscal 1996. This improving mix and continued sales growth in higher margin industrial fabrics and products were the primary factors affecting improved profitability in 1997.

         "Many of the difficult actions taken in fiscal 1996, combined with the effect of a more aggressive capital spending plan, are beginning to show results. The financial restructuring that was completed in October will allow us the financial flexibility to proceed with our strategic plan to take advantage of the potential in the industrial fabrics markets by expanding our capacity while reducing cost and improving productivity in our apparel and home furnishings segments. With this emphasis and our strong market position in the industrial fabrics markets, we believe that we can continue to improve the overall profitability of JPS and enhance the value of this company."

         JPS Textile Group, Inc. manufactures textiles and textile-related products for the apparel (unfinished woven fabrics and yarn), industrial fabrics (membrane roofing and fiberglass reinforcement fabrics), and home fashion textiles (drapery fabrics) markets. The Company operates through its JPS Elastomerics and JPS Converter and Industrial subsidiaries and has 10 manufacturing plants in five states.

         Statements contained in this news release are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve unknown uncertainties and risks which may cause the Company's actual results in the future to differ materially from expected results. These risks and uncertainties include, among others, economic or competitive conditions, the availability of financing at satisfactory terms, the demand for the Company's products, the ability of the Company to successfully implement its strategic plans, and the risks and uncertainties identified in the Company's filings with the Securities and Exchange Commission.



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JPST Reports Fiscal 1997 Results
Page 3
December 18, 1997


                             JPS TEXTILE GROUP, INC.
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                  (Dollars in thousands, except per share data)
                                   (Unaudited)

                                                          FOURTH QUARTER ENDED                YEAR ENDED
                                                      NOV. 1,            NOV. 2,        NOV. 1,           NOV. 2,
                                                       1997               1996           1997              1996

Net sales                                          $    117,189       $  115,380      $    418,371     $    448,824
Cost of sales                                            98,300          100,423           349,844          385,020
                                                   ------------       ----------      ------------     ------------
Gross profit                                             18,889           14,957            68,527           63,804

Selling, general & administrative expenses               10,019           10,306            40,744           41,909
Other income (expense)                                     (127)            (525)             (611)          (3,998)
Charges for plant closing, loss on sale of
  certain operations, and writedown of
  certain long-lived assets                                 574               --               574          (30,028)
                                                   ------------       ----------      ------------     ------------

Operating profit (loss)                                   9,317            4,126            27,746          (12,131)

Interest expense                                          1,817            1,857             7,484            7,431
                                                   ------------       ----------      ------------     ------------

Income (loss) before income taxes                         7,500            2,269            20,262          (19,562)

Provision (benefit ) for income taxes                     3,199            1,111             8,643           (6,436)
                                                   ------------       ----------      ------------     ------------

Net income (loss)                                  $      4,301       $    1,158      $     11,619     $    (13,126)
                                                   ============       ==========      ============     ============

Earnings (loss) per common share                   $       0.43       $     0.12      $       1.16     $      (1.31)
                                                   ============       ==========      ============     ============

Weighted average number of common
  shares outstanding                                 10,000,000       10,000,000        10,000,000       10,000,000
                                                   ============       ==========      ============       ==========



EBITDA                                             $     11,626       $    7,196      $     38,715     $     32,070
Depreciation                                              2,308            2,492             9,230            9,235
Amortization of goodwill and excess
  reorganization costs                                      575              578             2,313            2,313
Plant closing, loss on sale of certain operations,
  and writedown of certain long-lived assets               (574)              --              (574)          30,028
Early retirement offer                                       --               --                --            1,125
Loss on sale of carpet division                              --               --                --            1,500


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JPST Reports Fiscal 1997 Results
Page 4
December 18, 1997


                             JPS TEXTILE GROUP, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                                                                 Reorganized
                                                                                            Predecessor Company   Company
                                                                                              Period from        Period from
                                                              Year Ended      Year Ended       Nov. 3, 1996      Oct. 10, 1997
                                                             Oct. 28, 1995    Nov. 2, 1996     to Oct. 9, 1997   to Nov. 1, 1997

Net sales                                                   $     472,565     $     448,824    $     379,643     $      38,728
Cost of sales                                                     406,070           397,804          327,667            31,058
                                                            -------------     -------------    -------------     -------------
Gross profit                                                       66,495           51,020            51,976             7,670

Selling, general & administrative expenses                         39,586            40,579           37,146             2,466
Other income (expense)                                             (6,248)           (2,498)            (622)               11
Charges for plant closing, loss on sale of certain
    operations and writedown of certain long-lived assets              --           (30,028)             574                --
                                                            -------------     -------------    -------------     -------------
Operating profit (loss)                                            20,661           (22,085)          14,782             5,215

Valuation allowance on Gulistan securities                             --            (4,242)          (5,070)               --
Interest income                                                     2,821             2,856            2,744                93
Interest expense                                                  (39,946)          (40,510)         (32,164)             (584)
                                                            -------------     -------------    -------------     -------------

Income (loss) before reorganization items, income taxes,
    discontinued operations and extraordinary items               (16,464)          (63,981)         (19,708)            4,724

Reorganization items:
    Fair-value adjustments                                             --                --           (4,651)               --
    Reorganization-related professional fees and expenses              --            (2,255)          (8,420)
                                                            -------------     -------------    -------------     -------------

Income (loss) before income taxes, discontinued operations
    and extraordinary items                                       (16,464)          (66,236)         (32,779)            4,724
Provision (benefit) for income taxes                                1,200              (300)          (8,822)            2,007
                                                            -------------     -------------    -------------     -------------

Income (loss) before discontinued operations
    and extraordinary items                                       (17,664)          (65,936)         (23,957)            2,717

Discontinued operations:
    Loss from discontinued operations                               7,079                --               --                --
    Loss on sale of discontinued operations, net of taxes          26,241             1,500               --                --
                                                            -------------     -------------    -------------     -------------
Income (loss) before extraordinary items                          (50,984)          (67,436)         (23,957)            2,717

Extraordinary gain on early extinguishment of debt, net of taxes   20,120          --                 100,235        --
                                                            -------------     -------------    --------------     ------------
Net income (loss)                                                 (30,864)          (67,436)          76,278             2,717

Senior redeemable preferred stock in-kind dividends
    and discount accretion                                         (3,831)           (4,505)          (3,827)               --
                                                            -------------     -------------    -------------     -------------
Income (loss) applicable to common stock                    $     (34,695)    $     (71,941)   $      72,451     $       2,717
                                                            =============     =============    =============     =============

Weighted average number of common shares outstanding            1,000,000         1,000,000        1,000,000        10,000,000

Earnings (loss) per common share:
    Income (loss) before discontinued
        operations and extraordinary items                  $      (21.50)    $      (70.44)   $      (27,78)    $        0.27
    Discontinued operations:
        Loss from discontinued operations                           (7.08)               --               --                --
        Loss on sale of discontinued operations                    (26.24)            (1.50)              --                --
                                                            -------------     -------------    -------------     -------------
    Income (loss) before extraordinary items                       (54.82)           (71.94)          (27.78)             0.27
    Extraordinary gain on early extinguishment of debt              20.12                --           100.23                --
                                                            -------------     -------------    -------------     -------------
    Net income (loss)                                       $      (34.70)    $      (71.94)   $       72.45     $        0.27
                                                            =============     =============    =============     =============


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JPST Reports Fiscal 1997 Results
Page 5
December 18, 1997

                             JPS TEXTILE GROUP, INC.
                           CONSOLIDATED BALANCE SHEETS
                             (Dollars in thousands)
                                   (Unaudited)

                                                                                           NOVEMBER 1,     NOVEMBER 2,
                                                                                              1997             1996
                                                                                         -------------     ------------


    Assets:
    Cash                                                                                $       3,888     $       1,460
    Receivables                                                                                79,569            75,166
    Inventory                                                                                  44,770            48,374
    Sundry current assets                                                                      37,085             1,967
                                                                                        -------------     -------------
        Total current assets                                                                  165,312           126,967
                                                                                        -------------     -------------

    Property, plant and equipment, net                                                        104,554           124,004
    Reorganization value in excess of amounts allocable
        to identifiable assets, net                                                            45,690                --
    Excess of cost over fair value of net assets acquired, net                                     --            30,506
    Deferred income taxes                                                                       3,344                --
    Other assets                                                                                3,481            54,450
                                                                                        -------------     -------------

           Total assets                                                                 $     322,381     $     335,927
                                                                                        =============     =============

Liabilities and Shareholders' Equity (Deficit):
    Accounts payable                                                                    $      24,353     $      24,708
    Accrued interest                                                                              421             9,608
    Accrued salaries, benefits and withholdings                                                 9,147            10,440
    Other accrued expenses                                                                     13,183            13,987
    Senior credit facility, revolving line of credit                                               --            85,639
    Current portion of long-term debt                                                          36,076           240,451
                                                                                        -------------     -------------
        Total current liabilities                                                              83,180           384,833
                                                                                        -------------     -------------

    Long-term debt                                                                             94,891             4,226
    Deferred income taxes                                                                          --             3,665
    Other long-term liabilities                                                                18,263            19,513
                                                                                        -------------     -------------

           Total liabilities                                                                  196,334           412,237
                                                                                        -------------     -------------

    Senior redeemable preferred stock                                                              --            32,676

    Shareholders' equity (deficit):
        Junior preferred stock                                                                     --               250
        Common stock (historical):
            Class A, $0.01 par value, 490,000 shares issued and outstanding                        --                 5
            Class B, $0.01 par value, 510,000 shares issued and outstanding                        --                 5
        Common stock (reorganized):
            $0.01 par value, 22,000,000 shares authorized, 10,000,000 shares
            issued and outstanding                                                                100                --
    Additional paid-in capital                                                                123,230            25,108
    Retained earnings (deficit)                                                                 2,717          (134,354)
                                                                                        -------------     -------------
        Total shareholders' equity                                                            126,047          (108,986)
                                                                                        -------------     -------------
           Total liabilities and shareholders' equity                                   $     322,381     $     335,927
                                                                                        =============     =============

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